1 Well Positioned for the Future Joseph L. Hooley Chief Executive Officer Edward J. Resch Chief Financial Officer INVESTOR AND ANALYST FORUM 5 May 2010 Exhibit 99.1

2
Reminder
This presentation contains forward-looking statements as defined by United States securities laws, including statements about our goals and expectations regarding our business, financial condition, results of operations and strategies, the financial and market outlook, governmental and regulatory initiatives and developments, and the business environment. Forward-looking statements are often identified by such forward-looking terminology as "plan," "expect," "look," "believe," "anticipate," "estimate,"
"seek," "may," "will," "trend," "target,” “scenario,” and "goal," or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to May 5, 2010.
Important factors that may affect future results and outcomes include, but are not limited to: financial market disruptions and the economic recession, whether in the U.S. or internationally, and monetary and other governmental actions, including regulation, taxes and fees, designed to address or otherwise be responsive to such disruptions and recession, including actions taken in the U.S. and internationally to address the financial and economic disruptions that began in 2007; increases in the volatility of, or declines in the levels of, our net interest revenue or other revenue influenced by market factors, changes in the composition of the assets on our consolidated balance sheet and the possibility that we may be required to change the manner in which we fund those assets; the financial strength and continuing viability of the counterparties with which we or our customers do business and to which we have investment, credit or financial exposure; the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities, and the liquidity requirements of our customers; the credit quality, credit agency ratings, and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of the respective securities and the recognition of an impairment loss in our consolidated statement of income; the maintenance of credit agency ratings for our debt and depository obligations as well as the level of credibility of credit agency ratings; the ability to complete our announced and pending acquisitions, as well as future acquisitions, divestitures and joint ventures, including the ability to obtain regulatory approvals, the ability to arrange financing as required, and the ability to satisfy other closing conditions; the risks that acquired businesses will not be integrated successfully, or that the integration will take longer than anticipated, that expected synergies will not be achieved or unexpected disynergies will be experienced, that customer and deposit retention goals will not be met, that other regulatory or operational challenges will be experienced and that disruptions from the transaction will harm relationships with customers, employees or regulators; the possibility of our customers incurring substantial losses in investment pools where we act as agent, and the possibility of further general reductions in the valuation of assets; our ability to attract deposits and other low-cost, short-term funding; potential changes to the competitive environment, including changes due to the effects of consolidation and perceptions of State Street as a suitable service provider or counterparty; the level and volatility of interest rates and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; our ability to measure the fair value of the investment securities on our consolidated balance sheet; the results of litigation, government investigations and similar disputes or proceedings; the enactment of new legislation and changes in governmental regulation and enforcement that affect us or our customers, and which may increase our costs and expose us to risk related to compliance; adverse publicity or other reputational harm; the performance and demand for the products and services we offer, including the level and timing of withdrawals from our collective investment products; our ability to grow revenue, attract and/or retain and compensate highly skilled people, control expenses and attract the capital necessary to achieve our business goals and comply with regulatory requirements; our ability to control operating risks, information technology systems risks and outsourcing risks, and our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will fail or be circumvented; the potential for new products and services to impose additional costs on us and expose us to increased operational risk; changes in accounting standards and practices; and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that impact the amount of taxes due.
Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2009 Annual Report on
Form 10-K, and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on Risk Factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation speak only as of the date hereof, May 5, 2010, and we do not undertake efforts to revise those forward-looking statements to reflect events after that date.

3 Well Positioned for the Future Agenda Key Trends Competitive Positioning Financial Review Strategic Direction

4 Well Positioned for the Future Agenda Key Trends Competitive Positioning Financial Review Strategic Direction

5
Worldwide Trends Support Our Strategy
Well Positioned for the Future
Key Trends
STRENGTH IN
CORE BUSINESSES
DRIVEN BY
• Globalization
• Retirement / Savings
• Outsourcing
• Consolidation
• Increased Regulatory Oversight / Reform

6
Well Positioned for the Future
Key Trends — Globalization
1
Total assets include seven key European markets: UK, Netherlands, Germany, Ireland/Luxembourg offshore assets, Italy, Switzerland and France.
2
ICI, 9/09
3
For Germany , France, UK, Netherlands, Switzerland, Towers Watson, 12/09; for Italy, OECD data as of 12/08, applied 8.8% growth rate (Allianz International
Pensions Studies Western
4
CEA European Insurance, applied 8% growth rate (STT estimate) to 2008 figures
Insurance assets: Applied 8% growth rate to 2008 figures, to be updated
5
Source: BCG, 4/10
UK
Netherlands
Germany
Offshore
(Ireland/Lux.)
Italy
Switzerland
France
Pensions: $4.0T Insurance: $8.3T Collectives: $6.5T
European Collective, Pension, Insurance markets: $18.8 trillion
European Market Forecast to Grow 5.9% over next 3 years
5
11%
1%
5%
47%
4%
3%
29%
45%
25%
10%
2%
14%
4%
31%
6%
23%
8%
5%
27%
1

Well Positioned for the Future
Key Trends — Globalization
$14.6T
2004
$18.8T
2009
$709.5B
2004
European Collective, Pension and
Insurance Market Growth 2004–2009
CAGR: 5.2%
State Street
European AUC Growth 2004–2009
CAGR: 21.4%
$1,867.9B
2009
1
2
1 Total assets include seven key European markets: UK, Netherlands, Germany, Ireland/Lux offshore assets, Italy, Switzerland and France.
Sources: ICI( 9/09), CEA 12/08), Watson Wyatt (12/09), and State Street estimates.
2 AUC represents all European assets under custody.

21%
35%
23%
8%
2%
10%
1%
Well Positioned for the Future
Key Trends — Globalization
Asia-Pacific Collective, Pension and
Government-related Markets: $15.1 trillion
Pensions: $4.5T Government Related: $7.4T Collectives: $3.2T
Japan
Australia
Hong Kong
South Korea
Taiwan
China
Singapore
68%
16%
2%
7%
1%
3%
3%
41%
1%
3%
4%
7%
36%
8%
Asia-Pacific Market Forecast to Grow 9.4% over next 3 years
4
2
3
1
1
Total assets include seven key markets: Japan, Australia, Hong Kong, South Korea, Taiwan, China and Singapore.
2 Collectives as of September 2009
3 Government related: Japan includes Japan Post; Taiwan includes Chunghwa Post, formerly Taiwan Post
4 Source: BCG, 4/10
Sources: ICI (9/09), IMF (12/09), Cerulli Associates (12/08), Watson Wyatt (12/09), Monetary Authority of Singapore MAS Survey, Singapore Central Provident Fund Board
(12/08), Temasek Holdings, HKSFC's Fund Management Activities Survey (12/08), Rainmaker (12/09), Korea National Pension Service, Korea Teacher Pension Fund; The
Bank of Korea, Korea Government Employee Pension Service (12/08); China National Council for Social Security Fund (12/09), Central Bank of Republic of China (Taiwan)
(9/09), Japan Post Bank (12/09); State Street estimates

Well Positioned for the Future
Key Trends — Globalization
$8.8T
2004
$15.1T
2009
$294.4B
2004
Asia-Pacific Collective, Pension
and Government
Market Growth 2004–2009
CAGR: 11.4%
State Street
Asia/Pacific AUC
Growth 2004–2009
CAGR: 17.1%
$648.1B
2009
1
2
1
Total assets include seven key markets: Japan, Australia, Hong Kong, South Korea, Taiwan, China and Singapore.
Sources: ICI (9/09), IMF (12/09), Cerulli Associates (12/08), Watson Wyatt (12/09), Monetary Authority of Singapore MAS Survey, Singapore Central Provident Fund Board
(12/08), Temasek Holdings, HKSFC's Fund Management Activities Survey (12/08), Rainmaker (12/09), Korea National Pension Service, Korea Teacher Pension Fund; The
Bank of Korea, Korea Government Employee Pension Service (12/08); China National Council for Social Security Fund (12/09), Central Bank of Republic of China (Taiwan)
(9/09), Japan Post Bank (12/09); State Street estimates
2  AUC represents all Asia/Pacific  assets under custody.

Well Positioned for the Future
Key Trends — Globalization at State Street
Expect to Double Non-US Revenue over 5 Years
2
23%
77%
41%
59%
Revenue
1999 Pro Forma
2009
US Non-US
1
1
Excludes impact of discount accretion ($621 million); reported 2009 non-US revenue  for State Street was $2.878  billion (36%);  pro forma  2009 is adjusted for estimated impact of
ISPSS and Mourant
2
Assumes F/X rates stay constant.

Well Positioned for the Future
Key Trends — Globalization at State Street
1
39% of State Street’s  employees worked outside of the US as of December 31, 2009; pro forma 2009 is adjusted for 1,425 employees from ISPSS and Mourant.
State Street has Strong Presence in Non-US Locations
Employees
12%
88%
44%
56%
1999 Pro Forma
2009
US Non-US
1

Well Positioned for the Future
Key Trends — Retirement Savings
• DC Plans are a Growing Segment for US Retirement Savings
US Defined Contribution Assets include 401(K), 403(b) and 457 plans; Source ICI, as of 9/30/09.
0
1,000
2,000
3,000
4,000
5,000
'99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09
CAGR
’02–’07 ’08 vs. ‘09
12% 15%
US Defined Contribution Assets
$M USD

Well Positioned for the Future
Key Trends — Outsourcing
1
Pension & Investment,/Watson Wyatt World 500, 12/28/09.
2
As of 4/01/10
3
Preqin, 6/09
4
Hedge Fund Research, 3/31/10
5
McKinsey, 7/09
INVESTMENT MANAGER
OPERATIONS
OUTSOURCING
• State Street is leading provider with more than $7 trillion of AUA in this market that is sized at approximately $53 trillion
PRIVATE EQUITY
ADMINISTRATION
• With the Mourant acquisition, State Street is the largest servicer of private equity in the world with $255 billion of AUA in a market sized at $2.3 trillion
HEDGE FUND
SERVICING
• State Street services more than $300 billion of AUA in hedge fund assets — the second largest servicer in the world in a  $1.7 trillion market
4
growing at an estimated 19% CAGR over the next 4 years
5
FUND ACCOUNTING
AND ADMINISTRATION
• Market-leading position
• Integrated, global, multi-currency system
1
3
2

Well Positioned for the Future
Key Trends — Outsourcing
INVESTMENT
MANAGEMENT
SOLUTIONS
• Customized strategic and tactical asset allocation solutions through flexible and efficient portfolio implementation across and within global asset classes
TRANSITION
MANAGEMENT
• Provide transparent, efficient transitions and allocation
management for pension plans; managed transitions with total assets of $173 billion in 1,006 transitions in 2009
ELECTRONIC
TRADING
• Continued growth expected
• Acquired Currenex, a fast-paced, high-speed trading solution to compliment FX Connect

Well Positioned for the Future
Key Trends — Consolidation
11 of the Top 20 Custodians Each Have Less Than $3 Trillion in Assets
1
GlobalCustody.net, adjusted for acquisition of ISPSS and BHF.
FACTORS • Global footprint and scale essential
• Ongoing need for investment in technology
• Competing demands for capital
• Distribution: Access to global clients
Industry Will Consolidate With Major Providers
1

Well Positioned for the Future
Key Trends — Consolidation
DEUTSCHE BANK’S GSS Established State Street’s leadership position in Europe
IFS Added hedge fund servicing capability
CURRENEX Expanded electronic high-speed trading capability
PALMERI Accelerated State Street’s leadership in private equity servicing
INVESTORS FINANCIAL Expanded share of mutual fund and hedge fund servicing markets
Excellent Track Record in Executing Accretive Acquisitions

Well Positioned for the Future
Key Trends — Consolidation
INTESA SANPAOLO’S
SECURITIES SERVICES
1
• Enhances European servicing capability
• Acquiring custody, fund administration, depository bank
and banca corrispondente
• Paying €1.28B
2
in cash
• Goal to retain 90% of revenue of ~€293M
• ~€343 in custody assets
3
• ~€11B in cash deposits
4
• Removing ~€60M in costs over 5 years
• Incurring ~€80M (pre-tax) in merger and integrations costs
• Expect to be modestly accretive (excluding M & I costs)
• Will have capital ratios at closing approximately at the
levels as of 9/30/09
1
Expected to close in Q2 2010 subject to regulatory approvals and  other closing conditions.
2
State Street expects to support the acquired ISPSS balance sheet  with approximately €560 million of additional capital at the closing.
3
Average for first half of 2009.
4
At 6/30/09.

Well Positioned for the Future
Key Trends — Consolidation
MOURANT
INTERNATIONAL
FINANCE
ADMINISTRATION
• State Street is now
1
:
– No.1 in alternative asset servicing globally
– No.1 in private equity servicing  globally
– No.1 in real estate asset servicing globally
– No. 2 in hedge fund servicing globally
• Cash purchase
• Annualized revenue of about $100 million
• Mostly non-US assets
• Provides cross-sell opportunities
• Expected to be slightly accretive in 2010 (excluding M & I costs)
1
Incorporating Mourant data with data from HFM Week, April 2009; ICFA Alternative Fund Administration Survey, April/May 2009

19 Well Positioned for the Future Agenda Key Trends Competitive Positioning Financial Review Strategic Direction

(USD $T)
1
Source: Global Custody.net, 12/31/2009
2
Includes assets of approximately $670 billion in assets from ISPSS and Mourant
3
AUC Only
Source: Company filings, as of 12/31/09; globalcustody.net
Well Positioned for the Future
Competitive Positioning —
Assets Under Custody/Administration
22.3
19.5
14.9
12.1
8.0
6.8
5.0
4.8
3.7
2.4
$0
$5
$10
$15
$20
$25
BK STT JPM Citi HSBC BNP Soc Gen CACEIS NTRS RBCD
3 3 3
Total Worldwide Custody Assets: $104 trillion
1
2

1
Data also includes UIT Accounting.
Source: The NASDAQ Stock Market Inc., Data Products, as of 2/1/10
Well Positioned for the Future
Competitive Positioning — US Mutual Funds
Number of Funds Priced Daily
0
2,000
4,000
6,000
8,000
10,000
STT BK PFPC JPM First Trust Citi Fidelity US Bancorp Van Kampen Princor
41%
6%
5%
5% 4%
4%
4%
3%
2%
2%
1

22 Well Positioned for the Future Competitive Positioning — Investment Manager Operations Outsourcing STT 62% BK 12% JPM 4% HSBC 2% NTRS 3% RBCD 11% BBH 6% Source: Scrip Issue Global Report, (3/10)

3.7
2.9
1.6
1.4
0.4
0.2
0.1 0.1 0.1
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
STT BNY NTRS JPM RBCD Citi SocGen HSBC BBH
(USD $T)
Well Positioned for the Future
Competitive Positioning — Pension Fund Assets
1
Data is self reported to Scrip Issue Global Report (3/10)
1

Well Positioned for the Future
Competitive Positioning —
Alternative Assets Under Administration
USD $B
$0
$100
$200
$300
$400
$500
$600
STT Citco Citi HSBC BK Fortis SEI GS UBS JPM
Real Estate
Private Equity Assets
Hedge Fund Assets
596
491
329
283
217
182
168
164
159
151
Sources:  HFM Week 13th  Biannual Assets Under Administration Survey, November 2009; STT  AUA as of 12/31/09, adjusted for Mourant;  ICFA Alternative Fund Administration
Survey April/May 2009; 2009 Global Custodian Private Equity Fund  Administrators Survey; Prequin 12/31/08.

Well Positioned for the Future
Competitive Positioning — US ETF Assets Under Management
373
189
92
46
24
12
9 8
6 6
$0
$50
$100
$150
$200
$250
$300
$350
$400
BLK SSgA Vanguard Invesco ProShares Van Eck BK US Comm
Funds
Wisdom
Tree
Rydex
USD $B
Source: National Stock Exchange as of 12/31/09

(USD $B)
345
253
206
152
122.
$0
$50
$100
$150
$200
$250
$300
$350
BLK SSgA Northern Trust Vanguard BNY Mellon
Source: Pensions & Investments as of December 31, 2008
Includes US Institutional, tax-exempt assets managed internally (assets managed passively on behalf of non-US entities are not represented)
Well Positioned for the Future
Competitive Positioning — Top Managers of US-Domiciled Indexed Equities
and Fixed Income

Well Positioned for the Future
Competitive Positioning — Recent Recognition
No. 1 Manager
of Worldwide
Institutional Assets
Pensions & Investments,
2009 Money Managers Survey
Custodian of the Year
2010 Global Pensions Awards
Top Rated in Pre-Trade,
Post-Trade, Organization
and Support
Plansponsor, 2009 Transition
Management Survey
No. 1 Global Custodian
for Clients with $10B+
in Assets
Global Custodian
2009 Global Custody Survey
No. 1 Global Mutual
Fund Administrator
Global Custodian
2009 Mutual Fund
Administration Survey
Most Recognized
ETF Brand
exchangetradedfunds.com
2009 Global ETF Awards
Global Private Equity Fund
Administrator of the Year
International Custody and
Fund Administration
2009 Global Awards
Global Securities Lender
of the Year
International Custody and
Fund Administration
2009 Global Awards
No. 1 in Flow Research
Euromoney
2009 FX Survey

Well Positioned for Growth
Competitive Positioning — Strength in Winning New Business
• $1.1 trillion in assets to be serviced won in 2009
• In 2009 top 100 clients used 13.8 products
• $319 billion in assets to be serviced won YTD (4/15/10)
• Strong pipeline in both asset management and asset servicing
• More than 200 of 300 of the largest investment managers in the world are our clients
70% Win Ratio on Competitive Bids in 2009
1
As measured by Assets Under Management
1

Well Positioned for the Future
Long-Term Operating-Basis Financial Goals
Key Trends and Competitive Position Support Long-term Goals
1
For a description of operating-basis presentation, see Appendix.
Operating-basis EPS Growth of 10% – 15%
Operating-basis ROE of 14% – 17%
Operating-basis Revenue Growth of 8% – 12%
1

Well Positioned for the Future
Long-Term Financial Goals —
Operating-basis Revenue Growth Model
1
For a description of operating-basis presentation, see Appendix.
2
Assumes 7% average annual growth in global equities.
Market growth 1% – 2%
New clients 2% – 3%
Additional sales to existing clients 4% – 5%
Acquisitions 1% – 2%
8% – 12%
1
2

31 Edward J. Resch Chief Financial Officer FINANCIAL REVIEW

Well Positioned for the Future
Financial Review
Balance Sheet and Capital Position: A Strong Foundation
Market-driven Revenue: NIR/NIM, Securities Finance,
Foreign Exchange
Operating Performance in 2010: Growth in a
Challenging Environment

Well Positioned for the Future
Financial Review
Balance Sheet and Capital Position: A Strong Foundation
Market-driven Revenue: NIR/NIM, Securities Finance,
Foreign Exchange
Operating Performance in 2010: Growth in a
Challenging Environment

Well Positioned for the Future
Financial Review — Balance Sheet and Capital Position:
A Strong Foundation
Currently Well Positioned
BALANCE
SHEET AS OF
3/31/10
• Total Balance Sheet: $154 billion
– “Normalized” Balance Sheet: $135 billion
– Duration gap: approximately 0.31 years
• Investment Portfolio of $93 billion
– Duration: approximately 1.27 years
– Solid credit profile
– Unrealized after-tax loss: $1.4 billion, down 77% from 12/31/08
• Liabilities
– Customer driven
– Integral to custody relationship
• Strong Capital Ratios

Well Positioned for the Future
Financial Review — Balance Sheet and Capital Position:
A Strong Foundation
Maintaining Flexibility Pending Regulatory Guidance
1
For a description of the capital ratios, including certain related reconciliations, please see Appendix.
CAPITAL
MANAGEMENT
• Successfully executed TCE improvement plan in 2009
• Capital ratios are well in excess of regulatory requirements for
“well capitalized”
• State Street’s target ratios
1
:
– Leverage: 5.25% to 5.75%
– TCE: 4.25% to 4.75%
• Sources of capital
– Net earnings
– Equity from employee compensation programs
• Uses of capital
– Reinstating dividend a priority
– Organic growth opportunities
– Repurchase of shares

1
Except as noted in note 4 below, minimum “Well Capitalized” as defined by Federal regulators.
2
Estimated including acquisition of ISPSS; earnings based on First Call analyst consensus estimate and estimated impact on earnings of discount accretion.
3
Minimum “Well Capitalized,” as defined by Federal regulators, applies to State Street Bank and Trust only.
4
Target ratio as defined by State Street.
5
Ratio as defined by Moody’s Investors Service, Inc.
For a description of the capital ratios, including certain related reconciliations, please see Appendix.
Well Positioned for the Future
Financial Review — Balance Sheet and Capital Position:
A Strong Foundation
Strong Capital Generation and Strategic Deployment
“Well State Street Corp.
Capitalized”
1
Q2 ’10 E
2
Q1 ’10    Q4 ’09
Tier 1 Leverage 5%
3
7.2% 9.0% 8.5%
Tier 1 Capital 6% 15.6% 18.1% 17.7%
Tier 1 Common Ratio 13.6% 15.9% 15.6%
Total Capital 10% 17.0% 19.5% 19.1%
Tangible Common Equity 4.25% – 4.75%
4
5.5% 7.5% 6.6%
TCE/RWA
5
11.7% 14.1% 12.8%

Well Positioned for the Future
Financial Review
Balance Sheet and Capital Position: A Strong Foundation
Market-driven Revenue: NIR/NIM, Securities Finance,
Foreign Exchange
Operating Performance in 2010: Solid Growth in a
Challenging Environment
• 2010 Scenarios for Net Interest Margin:
– Flatter Curve
– Most Likely
– Higher Rates
• A View of Structural NIM
• Securities Finance
• Foreign Exchange

Well Positioned for the Future
Financial Review — Market-driven Revenue:
NIR/NIM, Securities Finance, Foreign Exchange
ASSUMPTIONS (INCLUDING ISPSS)
• Balance sheet about $150 billion
• Duration gap about 0.50 years
MOST LIKELY ECONOMIC SCENARIO
• Slow, steady recovery
• House price stabilization
• Slow improvement in unemployment
• S & P 500 at 1125 on average for the year
2010 SCENARIOS FOR NET INTEREST MARGIN
1
1
Excluding discount accretion and related tax-equivalent adjustments; for a reconciliation to GAAP, see Appendix.
2
Federal Funds
Flatter
Curve Most Likely
Higher
Rates
FF²
2010 (avg.) 0.25% 0.25% 0.60%
FF²
year-end 0.25% 0.25% 1.00%
Yield curve Flattens Steep Steep
FF²
to 2-year (avg.) 0.50% 1.25% 1.20%
FF²
to 10-year (avg.) 2.75% 3.80% 3.75%
2010 NIM (in bps) (avg.) 140–150 150–160 150–160

Well Positioned for the Future
Financial Review — Market-driven Revenue:
NIR/NIM, Securities Finance, Foreign Exchange
1
Excludes discount accretion
Yield in % NIM in bps
Historical Trends in Yield Curve, FF Rate and STT’s NIM
NIM ¹
Fed Funds
FF to 5-Year Treasury Spread

Well Positioned for the Future
Financial Review — Market-driven Revenue:
NIR/NIM, Securities Finance, Foreign Exchange
MARKET FACTORS
• Level of rates — FF  to 3%
• Shape of the curve — FF  to 5-year
is 100-125 bps
• Asset spreads — Not to widen from
current level
• Pace of rate change — Measured pace
of increase
CONTROLLABLE FACTORS
• Credit quality — Continue AAA/AA focus
• Interest –rate risk — Approximate duration
of 0.5 years
• Asset strategy — Maintain current
investment strategy
• Capital — Maintain current capital level
OUTLOOK FOR NORMALIZED NET INTEREST MARGIN
Expect Normalized NIM to Settle in Range of 1.75% – 1.85%
1
Federal Funds
1
1

Well Positioned for the Future
Financial Review — Market-driven Revenue:
NIR, Securities Finance, Foreign Exchange
REVENUE TRENDS IN SECURITIES FINANCE
1
Based on data from Data Explorers Universe as of period end.
REVENUE DRIVEN
BY COMBINATION
OF VOLUMES,
SPREAD, AND
DURATION OF
PORTFOLIO
VOLUMES
• Assets on loan at about $400B for past 5 quarters with NYSE short interest below historic levels
– Believe volumes are at or near a trough for this cycle
• Expect volumes to improve as economic recovery continues
• From Q1 ’07 to Q1 ’10 our market share increased from 21% to more than 28%
1
SPREAD
• 3-month LIBOR to FF spread widened (Q4 ’08) to unprecedented levels and then tightened (Q1 ’10)
• Expect modest improvement in spreads in 2H ’10
PORTFOLIO DURATION
• Reduced to 21 days (Q1 ’10) from 35 days (Q1 ’07) as asset owners sought higher levels of liquidity
• Expect duration to increase as liquidity requirements lessen

Well Positioned for the Future
Financial Review — Market-driven Revenue:
NIR, Securities Finance, Foreign Exchange
REVENUE TRENDS IN FOREIGN EXCHANGE
April Volumes Increased Above Q1 Monthly Average
1
STT’s customer-weighted volatilities.
REVENUE DRIVEN
BY COMBINATION
OF VOLUMES AND
VOLATILITY
VOLUMES
• Q1 ’10 volumes annualized ($2.9TN) tracking above 2009 level, but not at level of 2007 and 2008 ($3.4 TN on avg.)
• Expect increased cross-border flows to drive improvement in F/X environment and volumes
VOLATILITY
• Average annual volatility in ’08 and ’09 (1.36%
avg.)¹
significantly above
level of Q1 ’10 (0.99%)¹
• Expect Q1 ’10 level to be maintained or improved slightly as Central Banks respond to levels of economic activity globally

Well Positioned for the Future
Financial Review
• Q1 2010 Performance
• Core Business Strength
• Expense Initiatives
Balance Sheet and Capital Position: A Strong Foundation
Market-driven Revenue: NIR/NIM, Securities Finance,
Foreign Exchange
Operating Performance in 2010: Growth in a
Challenging Environment

Continuing to Perform in Challenging Times
Well Positioned for the Future
Financial Review — Operating Performance in 2010:
Growth in a Challenging Environment
Results¹
for 3 Months Ended
$ in millions, except per share data 3/31/10 12/31/09 % Change
Operating-basis revenue $2,116 $2,082 1.6%
Operating-basis expenses $1,566 $1,556 0.6%
Operating-basis  EPS $0.75 $0.71 5.6%
Operating-basis ROE 10.0% 9.9%
Positive operating leverage²
100 bps
1
Results presented on an operating basis, including fully taxable-equivalent revenue; for a description of operating-basis presentation and related reconciliations, please see Appendix.
2
Positive operating leverage is defined as the excess rate of growth of total revenue over the rate of growth of total expenses, each determined on an operating basis.

Well Positioned for the Future
Financial Review — Operating Performance in 2010:
Growth in a Challenging Environment
OPERATING
MODEL
IMPROVEMENT
• Aggressively managing expenses in response to current
environment
• Restructured workforce in 2009
• Implementing LEAN (begun in 2009)
• Utilizing operations in Poland, China and India
• Advancing technology to decrease unit cost factors
• Optimizing global real estate footprint

46 Well Positioned for the Future Agenda Key Trends Competitive Positioning Financial Review Strategic Direction

Well Positioned for the Future
Strategic Direction
FOCUSED ON
• Doubling non-US revenues over the next five years
• Accelerating market share globally through organic growth
and acquisition
• Driving industry innovation for clients by maintaining technology investment at 20% – 25% of operating expenses
• Strengthening industry-leading operating model
• Achieving positive operating leverage on annual basis
• Enhancing risk management capabilities across organization

Well Positioned for the Future
Summary — Expectations Fueling Confidence in 2010 Outlook
• Strength in servicing fee revenue
• Successful integration of acquisitions
• Modest improvement in management fee revenue
• NIM in range of 150–160 bps
• Gradual improvement in F/X and Securities Finance in 2H
• Expense control commitments
• No further net securities gains, OTTI, or LLP budgeted
Expect Operating-Basis EPS to be Slightly Above 2009 Level of $3.32

Well Positioned for the Future
Summary
• Well positioned against global
growth trends
• Excellent competitive position
• Worldwide client relationships
• Strong capital position
Committed to Delivering Shareholder Value
Committed to Long-Term Financial Goals
• Expanding core business
• Proven track record integrating
acquisitions
• Talented global employee base
• Disciplined expense management

50

STATE STREET CORPORATION

TANGIBLE COMMON EQUITY AND TIER 1 COMMON RATIOS

As of Period End

The ratio of tangible common equity to adjusted tangible assets, or TCE ratio, is calculated by dividing consolidated total common shareholders’ equity by consolidated total assets, after reducing both amounts by goodwill and other intangible assets net of related deferred taxes. Total assets reflected in the TCE ratio also exclude cash balances on deposit at the Federal Reserve Bank and other central banks in excess of required reserves. The TCE ratio is not required by GAAP or by bank regulations, but is a metric used by management to evaluate the adequacy of State Street’s capital levels. Since there is no authoritative requirement to calculate the TCE ratio, our TCE ratio is not necessarily comparable to similar capital measures disclosed or used by other companies in the financial services industry. Tangible common equity and adjusted tangible assets are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP.

The tier 1 risk-based common, or tier 1 common, ratio is calculated by dividing tier 1 capital less non-common elements, including qualifying trust preferred securities, by total risk-weighted assets, which assets are calculated in accordance with applicable bank regulatory requirements. The tier 1 common ratio is not required by GAAP or on a recurring basis by bank regulations. However, this ratio was used by the Federal Reserve in connection with its stress test administered to the 19 largest U.S. bank holding companies under the Supervisory Capital Assessment Program, the results of which were announced in May 2009. Although we understand that the Federal Reserve does not intend to prospectively require calculation of the tier 1 common ratio, due to the recent timing of the Supervisory Capital Assessment Program, management is currently monitoring this ratio, along with the other capital ratios, in evaluating State Street’s capital levels and believes that, at this time, the ratio may be of interest to investors.

The table set forth below presents the calculations of State Street's ratios of tangible common equity to total tangible assets and tier 1 common capital to total risk-weighted assets.

(Dollars in millions)		March 31, 2010	December 31, 2009	September 30, 2009
Consolidated Total Assets		$153,971	$157,946	$163,277
Less:
Goodwill		4,515	4,550	4,554
Other intangible assets		1,768	1,810	1,845
Excess reserves held at central banks		19,235	21,731	22,125

Adjusted assets		128,453	129,855	134,753
Plus:
Deferred tax liability		515	521	524

Total tangible assets	A	$128,968	$130,376	$135,277

Consolidated Total Common Shareholders' Equity		$15,410	$14,491	$13,440
Less:
Goodwill		4,515	4,550	4,554
Intangible assets		1,768	1,810	1,845

Adjusted equity		9,127	8,131	7,041
Plus deferred tax liability		515	521	524

Total tangible common equity	B	$9,642	$8,652	$7,565

Tangible common equity ratio	B/A	7.5%	6.6%	5.6%
Ratio of tangible common equity to total risk-weighted assets	B/D	14.1%	12.8%	10.2%
Tier 1 capital		$12,335	$12,005	$11,271
Less trust preferred securities		1,450	1,450	1,450

Tier 1 common capital	C	$10,885	$10,555	$9,821

Total risk-weighted assets	D	68,247	67,691	73,823
Ratio of tier 1 common capital to total risk-weighted assets	C/D	15.9%	15.6%	13.3%

STATE STREET CORPORATION

RECONCILIATION OF REPORTED RESULTS TO OPERATING-BASIS RESULTS

We measure and compare certain financial information on a non-GAAP, or “operating” basis because we believe that such information supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to our normal ongoing business operations. We believe that operating-basis financial information, which reports revenue from non-taxable sources on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of the normal course of our business, facilitates an investor’s understanding and analysis of State Street’s underlying performance and trends in addition to reported financial information, which is prepared in accordance with GAAP. The following table reconciles financial information prepared in accordance with GAAP to operating-basis financial information.

(Dollars in millions, except per share amounts)	Quarter Ended December 31, 2009				Quarter Ended March 31, 2010				% Change
	Reported Results	Adjustments		Operating Results	Reported Results	Adjustments		Operating Results	Q4 2009 vs Q1 2010
Total fee revenue	$1,526			$1,526	$1,540			$1,540	0.9
Net interest revenue	697	$(198	)(1)	499	661	$(180	)(4)	481	(3.6)
Gains related to investment securities, net	57	—		57	95	—		95

Total revenue	2,280	(198)		2,082	2,296	(180)		2,116	1.6
Provision for loan losses	35	—		35	15	—		15
Total expenses	1,565	(9	)(2)	1,556	1,579	(13	)(2)	1,566	0.6

Income before income tax expense	680	(189)		491	702	(167)		535
Income tax expense	182	(76	)(3)	106	207	(75	)(6)	132
Tax-equivalent adjustment	—	32	(5)	32	—	32	(5)	32

Net income available to common shareholders	$498	$(145)		$353	$495	$(124)		$371	5.1

Diluted earnings per common share	$1.00	$(.29)		$.71	$.99	$(.24	)$	.75	5.6
Average diluted common shares outstanding (in thousands)	497,615	497,615		497,615	498,056	498,056		498,056
Return on common equity	14.0%	(4.1)%		9.9%	13.4%	(3.4)%		10.0%

(1)	Represents tax-equivalent adjustment of $32 million, which is not included in reported results, net of $230 million of discount accretion for the period, related to a portion of the aggregate difference between the fair value and the par value of the asset-backed commercial paper conduits' investment securities on the date of consolidation of the conduits onto the balance sheet.
(2)	Represents merger and integration costs recorded in connection with acquisitions.
(3)	Represents $15 million of aggregate income tax benefit related to merger and integration costs and the provision for legal exposure associated with certain fixed-income strategies managed by SSgA, net of $91 million of income tax expense related to discount accretion.
(4)	Represents tax-equivalent adjustment of $32 million, which is not included in reported results, net of $212 million of discount accretion for the period, primarily related to a portion of the aggregate difference between the fair value and the par value of the asset-backed commercial paper conduits' investment securities on the date of consolidation of the conduits onto the balance sheet.
(5)	Represents tax-equivalent adjustment, which is not included in reported results.
(6)	Represents $8 million of income tax benefit related to the merger and integration costs net of $83 million of income tax expense related to discount accretion.